GE LIFESTYLE FUNDS

(GE Strategy Funds)

Supplement Dated January 7, 2009

To Prospectus Dated January 29, 2008

At a meeting held on December 12, 2008, the GE Lifestyle Funds’ Board of Trustees approved a Plan of Dissolution, Liquidation and Termination for each of the series portfolios of the GE Strategy Funds, namely the GE Conservative Strategy Fund, GE Moderate Strategy Fund and GE Aggressive Strategy Fund (together, the “Funds”), pursuant to which the assets of the Funds will be liquidated and the cash proceeds distributed on a pro rata basis to shareholders. Liquidation of the Funds is expected to occur on or around June 30, 2009.

Participants of defined contribution plans (such as a 401(k) plan) may continue to purchase shares of the Funds through their plan until either the date that the Funds are no longer an investment option within their plan or the Funds’ liquidation date, whichever is earlier.